VAN KAMPEN AMERICAN CAPITAL
                             STRATEGIC INCOME FUND

Supplement dated November 1, 1996, to the Statement of Additional Information dated October 28, 1996 as previously supplemented on November 1, 1996.

     The sixth sentence of the third paragraph of the section of the Statement of Additional Information captioned "ADDITIONAL INVESTMENT CONSIDERATIONS-Portfolio Securities-Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" hereby is amended and replaced as follows:

     Inverse floating rate CMOs pay interest at rates that vary inversely with changes in market rates of interest and may pay a rate of interest determined by applying a multiple to the floating rate.